UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2026

BIORESTORATIVE THERAPIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-37603	30-1341024
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Marcus Drive Melville, New York	11747
(Address of principal executive offices)	(Zip Code)

(631)760-8100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BRTX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

Dismissal of CBIZ CPAs P.C.

On August 28, 2026, BioRestorative Therapies, Inc. (the “Company”) dismissed CBIZ CPAs P.C. (“CBIZ”) as the Company’s independent registered public accounting firm, effective as of that date. The decision to change independent registered public accounting firms was approved by the Board of Directors of the Company (the “Board”) on August 26, 2026 and approved and ratified by the Audit Committee of the Board on September 1, 2026.

CBIZ served as the Company’s independent registered public accounting firm from April 16, 2025, the date of its engagement by the Audit Committee, through August 28, 2026. CBIZ’s report on the Company’s financial statements for the fiscal year ended December 31, 2025 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that such report included an explanatory paragraph expressing substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal year ended December 31, 2025 and the subsequent interim period through August 28, 2026, there were (i) no disagreements (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and CBIZ on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to CBIZ’s satisfaction, would have caused CBIZ to make reference to the subject matter of the disagreement in connection with its report, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company has provided CBIZ with a copy of the disclosures made by the Company in this Item 4.01 and has requested that CBIZ furnish the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether CBIZ agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. The Company will file a copy of CBIZ’s letter as Exhibit 16.1 by amendment to this Current Report on Form 8-K within two business days after the Company’s receipt thereof.

Engagement of Bush CPA

Effective August 28, 2026, the Company engaged Bush & Associates CPA (“Bush CPA”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The engagement of Bush CPA was approved by the Board on August 26, 2026 and approved and ratified by the Audit Committee on September 1, 2026.

During the Company’s two most recent fiscal years and the subsequent interim period through August 28, 2026, neither the Company nor anyone acting on its behalf consulted Bush CPA regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that Bush CPA concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Transition of Katharyn Field

On August 26, 2026, Katharyn Field advised the Board that she wished to step aside as the Company’s Interim Chief Executive Officer and Chief Financial Officer, and the Board accepted her request effective as of that date. Ms. Field also ceased to serve as the Company’s interim Chief Financial Officer and Treasurer effective August 27, 2026, upon the appointment of her successor as described below, and as Secretary effective August 26, 2026, and resigned as a member of the Board effective August 31, 2026. Ms. Field’s transition and resignation were not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

In connection with her transition, the Company entered into a consulting agreement, dated as of August 27, 2026 (the “Field Consulting Agreement”), with EEAK Consulting LLC, a Wyoming limited liability company of which Ms. Field is a partner (“EEAK”), pursuant to which Ms. Field will provide advisory and transition services to the Company. Under the Field Consulting Agreement, the Company will pay EEAK a monthly fee of $10,000 (plus applicable taxes), and EEAK is eligible to participate in incentive and equity-based compensation plans made available to the Company’s management, subject to the terms of the applicable plan documents. Either party may terminate the Field Consulting Agreement on ninety (90) days’ prior written notice, and if the Company terminates without the required notice it will pay an amount equal to the fees payable for the notice period. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Field Consulting Agreement, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Appointment of Mika Grasso as Interim Chief Executive Officer

On August 26, 2026, the Board appointed Mika Grasso as the Company’s Interim Chief Executive Officer, effective immediately. Mr. Grasso recused himself from the Board’s deliberations and vote on his appointment. In connection with his appointment, Mr. Grasso ceased to serve as Chair and a member of the Audit Committee and as a member of the Compensation Committee and the Nominating and Corporate Governance Committee of the Board, and the Board appointed Steven Brown as Chair of the Audit Committee. On September 1, 2026, the Board also appointed Mr. Brown as Chairman of the Board. The Board has reconstituted its standing committees as follows: Audit Committee: Steven Brown (Chair), Jatinder Dhaliwal and Esha Randhawa; Compensation Committee: Jatinder Dhaliwal (Chair), Steven Brown and Esha Randhawa; and Nominating and Corporate Governance Committee: Esha Randhawa (Chair), Jatinder Dhaliwal and Steven Brown. The Board has designated Steven Brown as the Company’s “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K.

Mr. Grasso, age 29, has served as a director of the Company since June 2026 and served as Chair of the Audit Committee from July 2026 until August 2026. Mr. Grasso has served as a director of XORTX Therapeutics Inc. (Nasdaq: XRTX), a clinical-stage biopharmaceutical company, since March 2026 and as its Co-Chief Executive Officer since June 2026. Since March 2025, Mr. Grasso has served as Principal at Currensea Capital LLC, a management consulting firm through which he provides executive leadership, along with corporate strategy and capital markets advisory services to public and private companies. Mr. Grasso previously served as an Associate at Zions Capital Markets from November 2023 until March 2025, as an Investment Banking Associate at Paulson Investment Company from February 2022 until November 2023, as an Analyst at Goldman Sachs from August 2021 until February 2022 and as an Analyst on the Real Assets team at Power Systems Management from May 2020 until August 2021. Mr. Grasso previously served as a director of Nuwellis, Inc. (Nasdaq: NUWE) from January 2026 until March 2026. Mr. Grasso received his M.S. in Finance, with a concentration in Investment Management, and his B.S. in Business Administration from the University of Colorado Boulder, Leeds School of Business.

Mr. Grasso was originally appointed to the Board in June 2026 as a designee of Bowery Group LLC (the “Lender”) pursuant to the Revolving Loan Agreement, dated June 10, 2026, between the Company and the Lender, as amended. Other than the foregoing, there is no arrangement or understanding between Mr. Grasso and any other person pursuant to which he was appointed as Interim Chief Executive Officer. There are no family relationships between Mr. Grasso and any director or executive officer of the Company, and there are no transactions between Mr. Grasso and the Company that would be reportable under Item 404(a) of Regulation S-K.

In connection with his appointment, the Company has entered into a consulting agreement (the “CEO Consulting Agreement”), dated as of August 27, 2026, with Currensea Capital LLC, a Wyoming limited liability company of which Mr. Grasso is a partner (the “CEO Consultant”), pursuant to which Mr. Grasso serves as Interim Chief Executive Officer. Under the CEO Consulting Agreement, the Company pays the CEO Consultant a monthly fee of $10,000, and the CEO Consultant is eligible to participate in incentive and equity-based compensation plans made available to the Company’s management, subject to the terms of the applicable plan documents; any incentive-based compensation is subject to the Company’s compensation recovery policy. Either party may terminate the CEO Consulting Agreement on ninety (90) days’ prior written notice, and if the Company terminates without the required notice it will pay an amount equal to the fees payable for the notice period. The foregoing description is qualified in its entirety by reference to the CEO Consulting Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Appointment of Anna Skowron as Chief Financial Officer

Effective August 27, 2026, the Board appointed Anna Skowron as the Company’s Chief Financial Officer and Treasurer, serving as the Company’s principal financial officer and principal accounting officer on a non-employee, fractional basis through BPC Consulting Ltd.

Ms. Skowron, age 39, has more than 15 years of accounting and finance experience across public and private companies, including financial reporting, SEC compliance, corporate governance, internal controls, capital markets and mergers and acquisitions. Ms. Skowron has served as Chief Financial Officer of GridAI Technologies Corp. (Nasdaq: GRDX) since March 2025 and as Chief Financial Officer of Powell Max Limited (Nasdaq: PMAX) since January 2026. Since September 2025, Ms. Skowron has served as Principal of BPC Consulting Ltd., a financial and strategic consulting firm through which she provides chief financial officer, financial reporting, regulatory compliance, capital markets, mergers and acquisitions and strategic advisory services to public and private companies, and since July 2020 she has served as Principal of Skowron Accounting Professional Corporation, an accounting and financial consulting firm. Ms. Skowron previously served as Chief Financial Officer of Titan Environmental Solutions Inc. (OTC: TESI) from April 2025 until February 2026 and as Chief Financial Officer of Nuclea Energy Inc., a privately held company, from December 2025 until August 2026. Earlier in her career, Ms. Skowron worked in public accounting. Ms. Skowron holds a Bachelor of Commerce and Finance, with a specialization in Accounting and Economics, from the University of Toronto.

There is no arrangement or understanding between Ms. Skowron and any other person pursuant to which she was appointed as Chief Financial Officer, and there are no family relationships between Ms. Skowron and any director or executive officer of the Company. Other than as described below, there are no transactions between Ms. Skowron and the Company that would be reportable under Item 404(a) of Regulation S-K.

In connection with her appointment, the Company entered into a CFO Consulting Agreement, dated as of August 27, 2026 (the “CFO Consulting Agreement”), with BPC Consulting Ltd., an Ontario, Canada corporation of which Ms. Skowron is Principal (“BPC”), pursuant to which Ms. Skowron serves as the Company’s non-employee, fractional Chief Financial Officer. Under the CFO Consulting Agreement, the Company pays BPC a monthly fee of $12,000 (plus applicable taxes), and BPC is eligible to participate in incentive and equity-based compensation plans made available to the Company’s management, subject to the terms of the applicable plan documents. Either party may terminate the CFO Consulting Agreement on ninety (90) days’ prior written notice, and if the Company terminates without the required notice it will pay an amount equal to the fees payable for the notice period, calculated by reference to the average monthly fees invoiced during the three months preceding termination. The foregoing descriptions are qualified in their entirety by reference to the CFO Consulting Agreement, a copy of which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Indemnification Agreements

On September 1, 2026, the Board approved a form of indemnification agreement (the “Indemnification Agreements”) and the Company’s entry into an Indemnification Agreement with each of Mr. Grasso, Ms. Skowron and Ms. Field. The Indemnification Agreements provide for indemnification of the indemnitee to the fullest extent permitted by Nevada law, including Chapter 78 of the Nevada Revised Statutes, and for the advancement of expenses incurred in connection with covered proceedings, in each case subject to the terms and conditions set forth therein. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the form of Indemnification Agreement, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1†	Consulting Agreement, dated as of August 27, 2026, between the Company and Currensea Capital LLC
10.2†	CFO Consulting Agreement, dated as of August 27, 2026, between the Company and BPC Consulting Ltd.
10.3†	Consulting Agreement, dated as of August 27, 2026, between the Company and EEAK Consulting LLC
10.4	Form of Indemnification Agreement
16.1*	Letter of CBIZ CPAs P.C. to the Securities and Exchange Commission.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Management contract or compensatory plan or arrangement.

*	to be filed by amendment

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIORESTORATIVE THERAPIES, INC.

Date: September 1, 2026	By:	/s/ Mika Grasso
	Name:	Mika Grasso
	Title:	Interim Chief Executive Officer